   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 18, 1999


                                               SECURITIES ACT FILE NO. 333-88821


                                       INVESTMENT COMPANY ACT FILE NO. 811-89621

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM N-2
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                         PRE-EFFECTIVE AMENDMENT NO. 1                       [X]
                        POST-EFFECTIVE AMENDMENT NO.                         [ ]
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                AMENDMENT NO. 1                              [X]
                            ------------------------

                      INCOME OPPORTUNITIES FUND 2006, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                            ------------------------

                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (609) 282-2800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 TERRY K. GLENN
                      INCOME OPPORTUNITIES FUND 2006, INC.
              800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
          MAILING ADDRESS: BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------
                                   COPIES TO:

           MICHAEL J. HENNEWINKEL, ESQ.                            FRANK P. BRUNO, ESQ.
            FUND ASSET MANAGEMENT, L.P.                              BROWN & WOOD LLP
                   P.O. BOX 9011                                  ONE WORLD TRADE CENTER
         PRINCETON, NEW JERSEY 08543-9011                      NEW YORK, NEW YORK 10048-0557

                            ------------------------
     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.
                            ------------------------

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ---------------

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ] ---------------

    If the delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box. [ ]
                            ------------------------
        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                                 PROPOSED            PROPOSED
                                                                  MAXIMUM             MAXIMUM            AMOUNT OF
                                           AMOUNT BEING       OFFERING PRICE         AGGREGATE         REGISTRATION
TITLE OF SECURITIES BEING REGISTERED       REGISTERED(1)        PER UNIT(2)      OFFERING PRICE(2)        FEE(3)
-----------------------------------------------------------------------------------------------------------------------
Common Stock ($.10 par value)..........     11,500,000            $10.00           $115,000,000           $31,970
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
(1) Includes 1,500,000 shares subject to the Underwriters' over-allotment option.
(2) Estimated solely for the purpose of calculating the registration fee.
(3) Transmitted to the designated lockbox at Mellon Bank in Pittsburgh, PA. $278 was previously paid. $31,692 was transmitted in connection with this filing.
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS
EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION
STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OR UNTIL THE
REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY
DETERMINE.


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

     The information contained in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any State where the offer or sale is not permitted.

                             SUBJECT TO COMPLETION

                 PRELIMINARY PROSPECTUS DATED NOVEMBER 18, 1999

PROSPECTUS

                               10,000,000 SHARES


                      INCOME OPPORTUNITIES FUND 2006, INC.
                                  COMMON STOCK
                            ------------------------
     Income Opportunities Fund 2006, Inc. (the "Fund") is a newly organized, diversified, fixed term, closed-end management investment company. The investment objective of the Fund is to provide monthly income and return $10 per share (the initial public offering price per share) to shareholders on or about December 31, 2006 (the Fund's termination date). The Fund seeks to achieve its objective by investing primarily in a portfolio of investment grade mortgage backed and asset backed debt securities. The Fund may engage in various portfolio strategies to enhance income and to hedge its portfolio against investment and interest rate risks, including the use of leverage, options and futures. There can be no assurance that the investment objective of the Fund will be realized and that the Fund will be able to return $10 per share on its termination date.


     Because the Fund is newly organized, its shares have no history of public trading, and shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund plans to apply to list its shares on the New York Stock Exchange or another national securities exchange under the symbol "IOP." Trading of the Fund's common stock on the exchange is expected to begin within two weeks of the date of this prospectus. Before it begins trading, the underwriter does not intend to make a market in the Fund's shares. Thus, investors may not be able to buy and sell shares of the Fund during that time.

                            ------------------------
     This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
                            ------------------------

     INVESTING IN THE COMMON STOCK INVOLVES CERTAIN RISKS, WHICH ARE DESCRIBED IN THE "RISK FACTORS AND SPECIAL CONSIDERATIONS" SECTION BEGINNING ON PAGE 6 OF THIS PROSPECTUS.



                                         PER SHARE              TOTAL
                                         ---------              -----
Public Offering Price...........          $10.00             $100,000,000
Sales Load......................            None                 None
Proceeds, before expenses, to
  Fund..........................          $10.00             $100,000,000


     The Fund's investment adviser or an affiliate will pay the underwriter a
commission in the amount of      % of the public offering price per share in
connection with the sale of the common stock.


     The underwriter may also purchase up to an additional 1,500,000 shares at the public offering price within 45 days from the date of this prospectus to cover over-allotments.


     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     The shares of common stock will be ready for delivery in New York, New York
on or about December   , 1999.
                            ------------------------
                              MERRILL LYNCH & CO.
                            ------------------------
               The date of this prospectus is December   , 1999.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Prospectus Summary..........................................     3
Risk Factors And Special Considerations.....................     6
Fee Table...................................................     9
The Fund....................................................    10
Use Of Proceeds.............................................    10
Investment Objective and Policies...........................    10
Other Investment Policies...................................    16
Investment Restrictions.....................................    25
Directors And Officers......................................    27
Investment Advisory and Management Arrangements.............    29
Portfolio Transactions......................................    31
Dividends and Distributions.................................    32
Taxes.......................................................    33
Automatic Dividend Reinvestment Plan........................    36
Mutual Fund Investment Option...............................    37
Net Asset Value.............................................    38
Description Of Capital Stock................................    38
Custodian...................................................    41
Underwriting................................................    41
Transfer Agent, Dividend Disbursing Agent and Registrar.....    42
Legal Opinions..............................................    42
Experts.....................................................    42
Additional Information......................................    43
Report Of Independent Auditors..............................    44
Statement Of Assets, Liabilities and Capital................    45
Appendix I..................................................   I-1
Appendix II.................................................  II-1


                            ------------------------
     INFORMATION ABOUT THE FUND CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. CALL 1-800-SEC-0330 FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM. THIS INFORMATION IS ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV AND COPIES MAY BE OBTAINED UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009.
                            ------------------------
     You should rely only on the information contained in this prospectus. We have not, and the underwriter has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriter is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate as of the date on the front cover of this prospectus only. Our business, financial condition, results of operations and prospects may have changed since that date.

                               PROSPECTUS SUMMARY

     This summary is qualified in its entirety by reference to the detailed information included in this Prospectus.

THE FUND Income Opportunities Fund 2006, Inc. is a newly organized, diversified, fixed term, closed-end management investment company. The Fund will distribute substantially all of its net assets on or about December 31, 2006 and will then terminate.


THE OFFERING   The Fund is offering 10,000,000 shares of common stock at an initial offering price of $10 per share. The common stock is being offered by Merrill Lynch, Pierce, Fenner & Smith
               Incorporated, as underwriter. The underwriter may also purchase up to an additional 1,500,000 shares of common stock within 45 days of the date of this prospectus to cover over-allotments.


INVESTMENT
OBJECTIVE AND
POLICIES The investment objective of the Fund is to provide monthly income and return $10 per share (the initial public offering price per share) to investors on or about December 31, 2006 (the termination date of the Fund).

               The Fund intends to invest in securities that, at the time of investment, are rated at least investment grade by one or more nationally recognized statistical rating organizations or, if unrated, are considered by the Fund's investment adviser to be of equivalent credit quality. The Fund intends to invest primarily in mortgage backed and asset backed securities, including mortgage backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund also may invest in corporate or municipal debt securities and other types of debt securities, including zero coupon securities.

               Over time, the Fund may increasingly invest in short-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or investment grade short-term securities that are expected to mature on or about the termination date of the Fund. Such securities may represent over 50% of the Fund's total assets in its later years.

               The Fund will seek to return $10 per share to investors on or about December 31, 2006, through the following:

                    - preserving capital through active management of its
                      portfolio; and

                    - investing in fixed income securities that have a final or expected maturity on or about the termination date of the Fund.

               The Fund's investment adviser will manage the Fund's assets so as to cause the dollar-weighted average maturity of the portfolio to shorten over time in relation to the remaining term of the Fund. The Fund does not plan to invest in securities that are expected to mature more than two years beyond the Fund's termination date.




               The Fund's investment adviser believes that it will be able to manage the Fund's assets without realizing capital losses that are not offset by capital gains realized in the same or a subsequent taxable year.


               There can be no assurance that the investment objective of the Fund will be realized and that the Fund will be able to return $10 per share on its termination date.

PORTFOLIO
INVESTMENTS    Mortgage backed securities are securities representing an
               interest in pools of mortgages. These securities are secured by and payable from the underlying mortgages. Some mortgage backed securities are issued or guaranteed by government agencies.
               However, they are not guaranteed by the full faith and credit of the U.S. government except in certain instances. The yield and credit characteristics of mortgage backed securities differ in a number of respects from traditional debt securities.


               Mortgage backed securities may be either pass-through securities or collateralized mortgage obligations. Pass-through securities represent a right to receive principal repayments and interest payments collected on a pool of mortgages, which are passed through to security holders (less servicing costs). Collateralized mortgage obligations are debt securities collateralized by mortgages themselves or pass-through securities. Collateralized mortgage obligations also include multi-class pass-through securities, where the different classes have claims on different revenue streams with varying priority rights to payment. As part of its overall strategy, the Fund may invest in derivative instruments whose value is generally linked to payments of interest or principal on mortgage backed securities.

               Asset backed securities are debt securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables, auto leases, commercial loans and related assets, or debt obligations, that are paid down over time and generate sufficient cash to pay holders of the securities. These securities have yield and credit characteristics similar to mortgage backed securities.

               Other types of investments. The Fund also may invest in various other types of debt securities including securities issued by the U.S. government, its agencies or instrumentalities, corporate bonds and municipal bonds, including zero coupon securities. Further, the Fund expects to invest from time to time in various instruments designed to enhance income and to hedge its portfolio against investment and interest rate risks. The Fund expects to enter into repurchase and reverse repurchase agreements, and dollar rolls. The Fund also may use interest rate swaps, caps or floors. The Fund may purchase or sell futures and listed and over-the-counter options contracts on securities and indices, make short sales, lend securities, make forward commitments and invest in restricted or illiquid securities.


LEVERAGE The Fund is authorized to borrow funds and use leverage (including through reverse repurchase agreements and dollar rolls) in amounts not exceeding 33 1/3% of its total assets (including the amount borrowed), and under current market conditions, intends to borrow or obtain equivalent leverage through reverse repurchase agreements and dollar rolls in the maximum amount permitted.


LISTING        Currently, there is no public market for the Fund's common stock.
               The Fund plans to apply to list its shares of common stock on the New York Stock Exchange or another national securities exchange. Trading of the Fund's common stock is expected to begin within two weeks of the date of this prospectus. Before it begins trading, the underwriter does not intend to make a market in the Fund's shares of common stock. Thus, investors may not be able to buy and sell shares of the Fund during that period.

INVESTMENT
ADVISER Fund Asset Management, L.P. is the Fund's investment adviser and provides investment advisory and management services to the Fund. For its services, the Fund pays the investment adviser a monthly fee at the annual rate of 0.75% of the Fund's average weekly net assets from the effective date of the investment advisory agreement through December 31, 2001, 0.65% of the Fund's average weekly net assets from January 1, 2002 through December 31, 2004, and 0.55% of the Fund's average weekly net assets from January 1, 2005 through the Fund's termination date.


DIVIDENDS AND
DISTRIBUTIONS  The Fund intends to distribute dividends of all or a portion of its net investment income to common stockholders each month. At times, in order to maintain a stable level of monthly dividends to common stockholders, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income in addition to net investment income. The Fund intends to distribute all or a portion of any net long-term capital gains at least once annually. The Fund's income and dividends are expected to decline to some extent over the term of the Fund as the dollar-weighted average maturity (commonly referred to as "average life") of the Fund's assets shorten. Various factors will affect the level of the Fund's income, including the composition of the Fund's portfolio at a given time, the scheduled reduction of the investment adviser's fees, the amount of leverage used by the Fund and the Fund's use of hedging transactions. The Fund expects to begin paying dividends to common stockholders within approximately 90 days from the date of this prospectus.


YIELD
CONSIDERATIONS The yield on the Fund's common stock will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, changes in interest rates including changes in the relationship between short-term rates and long-term rates, the rate of prepayment on mortgage backed and asset backed securities, the amount and timing of the Fund's use of leverage, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on Fund shares. The Fund's ability to achieve any particular yield level after it commences operations depends on future interest rates and other factors mentioned above and the initial yield and later yields may be lower. Any statements as to the estimated yield are as of the date made and no guarantee can be given that the Fund will achieve or maintain any particular yield level. As noted above, the Fund's yield is expected to decline to some extent over the term of the Fund.

AUTOMATIC
DIVIDEND
REINVESTMENT
PLAN Dividend and capital gains distributions generally are used to purchase additional shares of the Fund's common stock. However, an investor can choose to receive distributions in cash. Since not all investors can participate in the automatic dividend reinvestment plan, you should call your broker or nominee to confirm that you are eligible to participate in the plan.

MUTUAL FUND
INVESTMENT
OPTION Investors who purchase shares in this offering through the underwriter and later sell their shares have the option, subject to certain conditions, to purchase Class D shares of certain Merrill Lynch funds with the proceeds from the sale.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     Liquidity and Market Price of Shares. The Fund is newly organized and has no operating history or history of public trading. Before the Fund's common stock is listed on the New York Stock Exchange or another national securities exchange, an investment in the Fund may be illiquid.

     Shares of closed-end funds that trade in a secondary market frequently trade at a market price that is below their net asset value. This is commonly referred to as "trading at a discount." Investors who sell their shares within a relatively short period after completion of the public offering are more likely to be exposed to this risk. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.

     Interest Rate and Credit Risk. The Fund invests in debt securities that are subject to interest rate risk and credit risk. Interest rate risk is the risk that prices of debt securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. Zero coupon securities are more sensitive to interest rate changes than securities that pay interest periodically. Credit risk is the risk that the issuer will be unable to pay interest or repay principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

     Mortgage Backed Securities. Mortgage backed securities represent the right to receive a portion of principal repayments and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage backed securities may be paid off more quickly than originally anticipated, and the Fund may have to invest the proceeds in new securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk."

     Because of prepayment risk and extension risk, mortgage backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage backed securities.

     Some mortgage backed securities are issued by U.S. government agencies, such as the Government National Mortgage Association (Ginnie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Association (Fannie Mae). Principal and interest payments on mortgage backed securities issued by the U.S. government agencies are guaranteed by either the Federal government or the government agency. Such securities have very little credit risk. Other mortgage backed securities are issued by private corporations rather than U.S. government agencies. These securities have credit risk as well as prepayment risk and extension risk.

     Certain mortgage backed securities, frequently referred to as "mortgage derivatives," may represent a right to receive interest only (IOs), principal only (POs) or an amount that remains after other floating-rate classes are paid (an inverse floater). These securities may be extremely sensitive to changes in interest rates. If the Fund invests in certain mortgage derivatives (including those issued by U.S. government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investments in these securities.

     Asset Backed Securities. Like traditional fixed income securities, the value of asset backed securities typically increases when interest rates fall and decreases when interest rates rise. A limited number of asset backed securities also may be subject to prepayment risk. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of asset backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates, prepayment may occur at a slower rate than expected. As a result, the average maturity of the Fund's portfolio will increase. The value of long-term securities generally changes more widely in response to changes in interest rates than shorter term securities.

     Concentration in Mortgage Backed and Asset Backed Securities. Since the Fund may concentrate in mortgage backed and asset backed securities, it is more susceptible to factors adversely affecting mortgage backed and asset backed securities than is an investment company that is not concentrated in mortgage backed and asset backed securities.

     Rating Categories. The Fund intends to invest in debt securities that at the time of investment are rated investment grade by Standard & Poor's or Moody's Investors Service, Inc. It also may invest in unrated debt securities that Fund management believes are of comparable quality at the time of investment. Obligations rated in the lowest investment grade category may have certain speculative characteristics. Also, if the Fund invests in an investment grade security and it is subsequently downgraded below investment grade, the Fund may determine to continue to hold such security in its portfolio.


     Return of Initial Investment. The Fund will seek to return $10 per share to investors on or about December 31, 2006 by preserving capital through, among other things, active management of its portfolio and investing in securities that have a final or expected maturity on or about the termination date of the Fund. If the Fund realizes capital losses on dispositions of securities that are not offset by capital gains on the disposition of other securities realized in the same taxable year or a subsequent taxable year, the Fund may be unable to distribute to its shareholders an amount equal to $10 for each share outstanding on or about December 31, 2006. The Fund may maintain investment positions to their maturity dates in order to avoid capital losses and may thereby forego the opportunity to invest assets at a higher yield. In addition, while the Fund seeks to invest in securities maturing on or about the Fund's termination date, it may invest in securities with a final or expected maturity of up to two years after the Fund's termination date. The Fund could incur a capital loss on the disposition of such securities upon the Fund's termination date in certain interest rate environments.



     Leverage. The use of leverage by the Fund creates an opportunity for increased net income, but, at the same time, creates special risks. The Fund will only borrow or use leverage when the Fund's investment adviser believes that such activities will benefit the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the cost of borrowing, the Fund's net income will be greater than if borrowing had not been used. Conversely, if the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, and therefore the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the Fund may nevertheless determine to maintain its leveraged position in order to avoid capital losses on securities purchased with the leverage. The Fund may also borrow up to an additional 5% of its total assets for temporary purposes without regard to the foregoing limitation. The Fund expects to engage in investment management techniques such as reverse repurchase agreements and dollar rolls which provide leverage in much the same manner as borrowings.

     During times of rising interest rates, the Fund's portfolio securities and the net asset value of its shares may decline in value. The Fund expects to leverage its portfolio, which may accentuate the potential decline. The Fund may also invest in portfolio securities that create investment leverage, which may further accentuate any decline. Any investor who purchases shares with borrowed funds may experience an even greater decline.

     Illiquid Securities. The Fund may invest in securities that lack an established secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments. Illiquid securities in which the Fund may invest include certain mortgage backed and asset backed securities, stripped securities, interest rate swaps, certain hedging instruments and restricted securities of corporate and other issuers.


     Interest Rate, Options and Futures Transactions. The Fund may engage in interest rate hedging transactions, options transactions and transactions in futures and options on futures. These transactions may involve significant risks, including the risk that relatively small market movements may result in large changes in the value of an investment and the risk that the party on the other side of a transaction will be unable to satisfy its financial obligation to the Fund. Hedging transactions also bear the risk that there will be imperfect correlation between movements in the prices of two financial instruments. Imperfect correlation may result when the Fund's Investment Adviser incorrectly forecasts any one of a variety of market factors. Imperfect correlation could diminish returns or result in losses to the Fund that would not occur if the Fund did not engage in the transaction. Securities purchased in these transactions also may be difficult to sell at the time the Fund would like or at the price the Fund believes the security is currently worth. The Fund is not required to engage in hedging transactions and may not do so.



     Short Sales. The Fund may make short sales of securities. In such a transaction, the Fund will lose money if the price of the security rises during the period between the time of the sale and the subsequent closing transaction.



     Repurchase Agreements. The Fund may invest in Repurchase Agreements. If the party on the other side of the transaction defaults, the Fund could lose money.



     When-Issued Securities and Forward Commitments. When-issued securities and forward commitments involve the risk that the security purchased may lose value prior to its delivery. There is also a risk that the other party to the transaction will not meet its obligation. If this occurs, the Fund both loses the investment opportunity for assets it has set aside to make a purchase and any gain in the security's price.


     Securities Lending. The Fund may lend securities to financial institutions that provide U.S. government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. the Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences.

     Anti-takeover Provisions. The Fund's Articles of Incorporation and By-Laws include provisions that could limit or delay the ability of other entities or persons to acquire control of the Fund, or to change the composition of its Board of Directors without shareholder approval. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

                                   FEE TABLE


SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load (as a percentage of offering
      price)................................................  None
     Dividend Reinvestment Plan Fees........................  None
ANNUAL EXPENSES (as a percentage of net assets attributable
  to common stock)
     Management Fees(a).....................................  0.75%
     Interest Payments on Borrowed Funds(b).................  2.65%
     Other Expenses.........................................  0.27%
                                                              ----
          Total Annual Expenses(b)..........................  3.67%
                                                              ====


                                                                                           LIFE OF
                                                           1 YEAR    3 YEARS    5 YEARS      FUND
EXAMPLE                                                    ------    -------    -------    --------
An investor would pay the following expenses on a $1,000
investment (assuming leverage of 33 1/3% of the Fund's
total assets) and a 5% annual return throughout the
periods:.................................................   $37       $111(a)    $187(a)     $262(a)

------------

(a) The Management Fees are reduced to 0.65% of the Fund's average weekly net assets from January 1, 2002 through December 31, 2004, and 0.55% of the Fund's average weekly net assets from January 1, 2005 through the Fund's termination date. See "Investment Advisory and Management Arrangements" -- page 29.



(b) Assumes borrowings or other use of leverage of 33 1/3% of total assets (including amount borrowed) at an interest rate of 5.30%. The Fund intends to use leverage only if the Investment Adviser believes that it would result in higher income to shareholders over time. See "Other Investment
    Policies -- Leverage." If the Fund does not use leverage, there would be no Interest Payments on Borrowed Funds and Total Annual Expenses would be 1.02%.


     The Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expenses set forth under "Other Expenses" are based on estimated amounts through the end of the Fund's first fiscal year. The Example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE.

                                    THE FUND

     Income Opportunities Fund 2006, Inc. (the "Fund") is a newly organized, diversified, fixed term, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on October 7, 1999, and has registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Fund's Articles of Incorporation provide that the Fund will terminate on December 31, 2006, without shareholder approval, at which time the Fund will distribute substantially all of its net assets to shareholders. See "Description of Capital Stock." The Fund's principal office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is
(609) 282-2800.

     The Fund has been organized as a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as "mutual funds") in that closed-end investment companies do not generally make a continuous offering of shares or redeem their securities at the option of the shareholder, whereas open-end companies issue securities redeemable at net asset value at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to continuous asset in-flows and out-flows that can complicate portfolio management. Shares of closed-end investment companies, however, frequently trade at a discount from their net asset value. The risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

                                USE OF PROCEEDS

     The net proceeds of this offering will be approximately $            (or
approximately $            assuming the Underwriter exercises the over-allotment
option in full) after payment of offering expenses estimated to be approximately
$     .

     The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies within approximately three months after completion of the offering of the shares of common stock, depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or investment grade short-term securities. See "Investment Objective and Policies."

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to provide monthly income and return $10 per share (the initial public offering price per share) to stockholders on or about December 31, 2006 (the Fund's termination date). There can be no assurance that the investment objective of the Fund will be realized and that the Fund will be able to return $10 per share on its termination date. The investment objective of the Fund is a fundamental policy and may not be changed without shareholder approval.


     The Fund seeks to achieve its investment objective by investing primarily in mortgage backed and asset backed securities, including those issued or guaranteed by the U.S. government, its agencies or instrumentalities, that are rated at least investment grade by Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's") (BBB- or higher by S&P or Baa3 or higher by Moody's) or, if unrated, are determined by Fund Asset Management, L.P., the Fund's investment adviser (the "Investment Adviser"), to be of equivalent credit quality. As part of this strategy, the Fund may invest in derivative instruments whose value is generally linked to payments of interest or principal on mortgage backed securities. Over time, the Fund may increasingly invest in short-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or investment grade short-term securities (rated in one of the top three ratings categories by S&P or Moody's) that are expected to mature on or about the termination date of the Fund. Such securities may represent over 50% of the Fund's total assets in its later years. The Fund also may invest in corporate bonds, municipal bonds and other types of debt securities, including zero coupon securities, rated at least investment grade at the time of investment, or determined by the Investment Adviser to be of comparable quality. The Fund will seek to return $10 per share to investors on or about December 31, 2006, by preserving capital through active management of its portfolio and investing in fixed income securities which have a final or expected maturity on or about the Fund's termination date. The Fund does not anticipate investing in securities that are expected to mature more than two years beyond the Fund's termination date.

     For temporary or defensive purposes, the Fund may invest up to 100% of its assets in short-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or investment grade short-term securities (see
"-- Other Portfolio Investments and Techniques"). At times, the Fund expects to use leverage and to invest in various instruments designed to enhance income and to hedge its portfolio against investment and interest rate risks. Under current market conditions, the Fund intends to borrow or use leverage in an amount approximately equal to 33 1/3% of its total assets (including the amount borrowed), which is the maximum amount permitted.

     As a result of the foregoing, the Fund will be considered to be concentrated in mortgage backed and asset backed securities during most of the term of the Fund.

     The Investment Adviser will manage the Fund's assets so as to cause the dollar-weighted average maturity of the assets to shorten over time as the remaining term of the Fund decreases.


     If the Fund realizes any capital losses on dispositions of securities that are not offset by capital gains on the disposition of other securities realized in the same taxable year or a subsequent taxable year, the Fund may be unable to distribute to its shareholders at the end of the Fund's term an amount equal to $10 for each share then outstanding.


MORTGAGE BACKED AND ASSET BACKED SECURITIES

     Mortgage backed securities are securities that directly or indirectly represent an interest in, or are backed by and payable from, mortgage loans secured by real property. Asset backed securities generally consist of structures similar to mortgage backed securities, except that the underlying asset pools are comprised of credit card, automobile loan or other types of receivables, commercial loans and related assets, or of debt obligations (receivables, commercial loans and such debt obligations and related assets are together referred to herein as "financial assets"). Mortgage backed and asset backed securities are issued in structured financings wherein the sponsor securitizes the underlying mortgage loans or financial assets in order to liquify the underlying assets or to achieve certain other financial goals. The special considerations and risks inherent in investments in mortgage backed and asset backed securities are discussed more fully below.

     Some of the mortgage backed and asset backed securities in which the Fund will invest will be issued by private issuers. Private issuers include originators of or investors in mortgage loans and receivables such as savings and loan associations, savings banks, commercial banks, investment banks, finance companies and special purpose finance subsidiaries of any of the above. Other mortgage backed securities in which the Fund may invest will be guaranteed by the Government National Mortgage Association ("GNMA") or issued by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). Other asset backed securities in which the Fund will invest may be guaranteed by the Small Business Administration ("SBA") or issued in programs originated by the Resolution Trust Corporation ("RTC"). GNMA, FNMA, FHLMC and SBA are agencies or instrumentalities of the United States. The proportion of the Fund's portfolio invested in mortgage backed and asset backed securities issued by private issuers or issued or guaranteed by the U.S. government, its agencies or instrumentalities will vary over the life of the Fund.


     Securities issued by private issuers must be rated investment grade (at least BBB- by S&P or Baa3 by Moody's) or, if unrated, be of comparable quality as determined by the Investment Adviser. The rating may be based, in part, on certain types of credit enhancements issued in respect of those securities. These credit enhancements may offer two types of protection to the Fund: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor and the underlying assets. Liquidity protection refers to the advancing of scheduled payments of interest, and in some circumstances principal, due on the underlying asset, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security.



     Credit enhancements can come from external providers such as banks or financial insurance companies. Alternatively, they may come from the structure of a transaction itself. Examples of credit enhancement arising out of the structure of the transaction include senior-subordinated securities, creation of reserve funds and overcollateralization. Senior-subordinated securities are multiple class securities with one or more classes subordinate to other classes as to the repayment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class. Reserve funds are cash or investments, sometimes funded from a portion of the payments on the underlying assets, held in reserve against future losses. Overcollateralization occurs where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees. The degree of credit enhancement provided for each issue generally is based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses exceeding those anticipated could reduce the return on an investment in such issue. In addition, the Fund may purchase subordinated securities which, as noted above, may serve as a form of credit enhancement for senior securities purchased by other investors. In purchasing securities for the Fund, the Investment Adviser will take into account not only the creditworthiness of the issuer of the securities, but also the creditworthiness of the provider of any external credit enhancement of the securities.


     The collateral backing mortgage backed securities is usually held by an independent bailee, custodian or trustee on behalf of the holders of the related mortgage backed securities or asset backed securities. In such instances, the holder of the related mortgage backed securities or asset backed securities (i.e., the

Fund) will have either an ownership interest or security interest in the underlying collateral and can exercise its rights thereto through such bailee, custodian or trustee.

     The Fund will invest in pass-through mortgage backed securities that represent ownership interests in a pool of commercial mortgages or mortgages on single-family or multi-family residences. Such securities represent interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government, one of its agencies or instrumentalities or by private guarantors. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal repayments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal repayments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

     The Fund also may invest in collateralized mortgage obligations ("CMOs") which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by pass-through mortgage backed securities guaranteed by GNMA, or issued by FNMA or FHLMC. They may, however, also be collateralized by whole loans or by pass-through mortgage backed securities of private issuers. The collateral for CMOs is hereinafter referred to as "CMO Collateral." The term CMO as used herein also includes multi-class pass-through securities, which are equity interests in a trust composed of CMO Collateral. CMOs may be issued by agencies or instrumentalities of the United States, including FNMA and FHLMC, or by the types of private issuers described above.

     The yield characteristics of mortgage backed and asset backed securities differ from traditional corporate debt securities. Among the major differences are that interest payments and principal repayments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce the security's yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the security's yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce the securities' yield to maturity. The Fund may invest a portion of its assets in derivative mortgage backed securities, such as stripped mortgage backed securities, which are highly sensitive to changes in prepayment rates and interest rates. The Investment Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and through hedging techniques.

     Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of failing interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Although asset backed securities generally are less likely to experience substantial prepayments than are mortgage backed securities, certain of the factors that affect the rate of prepayments on mortgage backed securities also affect the rate of prepayments on asset backed securities. However, during any particular period, the predominant factors affecting prepayment rates on mortgage backed and asset backed securities may be different. Mortgage backed and asset backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

     The Fund's yield will also be affected by the yields on instruments in which the Fund is able to reinvest the proceeds of payments and prepayments. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

     The Fund may also invest in various derivative mortgage backed securities, which are synthetic securities designed to be highly sensitive to certain types of interest rate and principal prepayment scenarios. Derivative instruments primarily consist of some form of stripped mortgage backed securities ("SMBS") that commonly involve different classes of securities that receive disproportionate amounts of the interest and principal distributions on a pool of mortgage assets. SMBS are typically issued by the same types of issuers as are mortgage backed securities generally. The structure of SMBS, however, is different. SMBS arrangements commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBS is where one class (the principal-only or PO class) receives some of the interest and most of the principal from the underlying assets, while the other class (the interest-only or IO class) receives most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. The yield to maturity on an IO class is extremely sensitive to the rate of principal repayments (including prepayments) on the related underlying assets, and a rate of principal repayments in excess of that considered in pricing the securities will have a material adverse effect on an IO security's yield to maturity. If the underlying mortgage assets experience greater than anticipated repayments of principal, the Fund may fail to recoup fully its initial investment in IOs. In addition, there are certain types of IOs that represent the interest portion of a particular class as opposed to the interest portion of the entire pool. The sensitivity of these types of IOs to interest rate fluctuations may be increased because of the characteristics of the principal portion to which they relate.

     The Fund may invest in derivative mortgage backed floating rate securities the interest rate of which is adjusted up or down inversely to changes in a specified index ("inverse floaters"). Generally, income on inverse floaters will decrease when short-term interest rates increase and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the rate at which fixed-rate, long-term securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed rate securities.


     Under certain interest rate scenarios, the Fund may decide to retain investments in IOs or inverse floaters yielding less than prevailing interest rates in order to avoid realizing capital losses on the sale of such investments.

OTHER PORTFOLIO INVESTMENTS AND TECHNIQUES

     The Fund may invest in interest bearing securities of varying maturities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund also may invest in interest bearing corporate debt securities and municipal debt securities rated at least investment grade at the time of investment. Corporate and municipal debt securities providing for payment of interest and repayment of principal are issued by corporate or municipal entities with maturities ranging from one month to thirty years or more. These securities typically have fixed or variable interest rates and a fixed maturity, which may be subject to redemption provisions.

     The Fund may also invest in zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities may be created by separating the interest and principal components of U.S. government, agency or instrumentality securities, municipal securities, or private corporate securities. In addition, they may be issued directly by private corporate or tax exempt issuers. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

     The short-term securities in which the Fund may invest consist of U.S. government, agency or instrumentality securities, domestic bank or savings institution certificates of deposit and bankers' acceptances, short-term debt securities such as commercial paper and other corporate debt, and repurchase agreements. These investments must have a maturity not in excess of one year from the date of purchase.

     In addition, as discussed below, the Fund may use certain options, futures contracts, interest rate swaps and related transactions for hedging purposes and to enhance income. For purposes of enhancing liquidity and/or preserving capital, on a temporary defensive basis, the Fund may invest without limit in securities issued by the U.S. government, its agencies or instrumentalities, repurchase agreements collateralized by such securities, or certificates of deposit, time deposits or bankers' acceptances. The Fund also may invest in other municipal securities, other debt obligations of corporate issuers, such as commercial paper, and interest bearing savings accounts of banks having assets greater than $1 billion and which are members of the Federal Deposit Insurance Corporation (the "FDIC").

     New types of mortgage backed and asset backed securities, zero coupon securities, derivative securities and hedging instruments are developed and marketed from time to time. Consistent with its investment objective, policies and restrictions, the Fund expects to invest in such new types of securities and instruments that the Investment Adviser believes may assist the Fund in achieving its investment objective. More detailed information as to the types of securities in which the Fund may invest is set forth in Appendix I.

CREDIT QUALITY OF PORTFOLIO INVESTMENTS

     The Fund's assets will be invested primarily in securities that are rated at the time of investment in the four highest rating categories of S&P or Moody's or, if unrated, are considered to be of comparable quality by the Investment Adviser. The Fund will also invest in securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Securities issued or guaranteed by the U.S.

government, its agencies or instrumentalities are generally considered to be of the same or higher credit quality as privately issued securities rated AAA.

     The process of determining ratings for corporate debt securities (which includes mortgage backed and asset backed securities) by S&P and Moody's includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying securities, the credit quality of any guarantor, the business sector of the issuer, business and financial risks of the issuer, management evaluation, capital structure, cash flows, regulatory considerations, other risks if any, the structural, legal and tax aspects associated with such securities and other relevant criteria. With respect to mortgage backed and asset backed securities, such ratings do not represent an assessment of the likelihood that principal prepayments will be made by mortgagors or the degree to which such prepayments may differ from that originally anticipated, nor do they address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments. A description of the four highest rating categories of S&P and Moody's for corporate debt securities is set forth in Appendix II.

     The Fund has established the following standards with respect to short-term securities in which the Fund invests. Commercial paper investments at the time of purchase must be rated A-3 by S&P or Prime-3 by Moody's or, if not rated, be issued by companies having such a rating with respect to comparable short-term debt securities. A description of these rating categories is set forth in Appendix II. Investments in short-term corporate bonds and debentures (which would have maturities at the date of purchase of one year or less) will be limited to securities of issuers which, at the time of purchase, have a rating with respect to comparable short-term debt of A-3 by S&P or Prime-3 by Moody's. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the U.S., has total assets of at least one billion dollars and is a member of the FDIC.

                           OTHER INVESTMENT POLICIES

LEVERAGE AND BORROWING

     The Fund is authorized to borrow money from banks or otherwise in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the bank or other borrowing, and under current market conditions, the Fund intends to borrow or obtain equivalent leverage in an amount equal to approximately 33 1/3% of the Fund's total assets. The Fund is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions and share repurchases. The Fund will only borrow when the Investment Adviser believes that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation. The Fund may at times borrow from an affiliate of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace. Borrowings from an affiliate of the Investment Adviser will result in the payment of fees and interest on borrowed funds to the affiliate by the Fund.

     Borrowings by the Fund create an opportunity for greater total return but, at the same time, increase exposure to capital risk. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the

Fund's assets may change in value during the time the borrowings are outstanding. Borrowing will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The Fund may also borrow for emergency purposes, for the payment of dividends, for share repurchases or for the clearance of transactions.

     Because few or none of its assets will consist of margin securities, the Fund does not expect to borrow on margin. The Fund also may leverage by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements (as discussed below). Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with its custodian containing cash, cash equivalents or liquid high grade debt securities having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, if the Fund does not establish and maintain such a segregated account, a reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowing. Reverse repurchase agreements involve the risk that the market value of the securities acquired, or retained in lieu of sale, by the Fund in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. If such security being held by the Fund as a result of the reverse repurchase agreement is an inverse floating rate instrument (see the discussion of derivative mortgage backed securities under "Investment Objective and Policies -- Mortgage Backed and Asset Backed Securities"), an increase in market interest rates (e.g., LIBOR) could result in a negative interest rate spread on the leverage during the term of the reverse repurchase agreement given the fact that the Fund may be forced to hold such instrument to maturity rather than incur a capital loss on the sale thereof which could impact the ability of the Fund to pay $10 per share at its termination date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

     The Fund also may enter into "dollar rolls." A dollar roll is where the Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on such securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is a segregated account with cash, cash equivalents or liquid high grade debt securities. Covered rolls will not be considered to be borrowings for purposes of the Fund's limitation on borrowing to the extent that they are appropriately collateralized by high grade liquid assets of the Fund. Dollar rolls which are not so collateralized will be considered borrowings for the purpose of the Fund's limitation on borrowing.

     The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the Fund's custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with
(i) the lender to act as a subcustodian if the lender is a bank or otherwise qualifies as a custodian of investment company assets or (ii) a suitable subcustodian.

     Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements and those restricting the Fund's payment of dividends and distributions on the common stock in certain circumstances. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any debt securities issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

     Under the Investment Company Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the Fund's total assets). Additionally, under the Investment Company Act the Fund may not declare any dividend or other distribution upon its common stock or purchase its common stock, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

     The Fund's failure to pay dividends and distributions on its common stock could adversely affect the Fund's qualification as a regulated investment company under Federal tax law. The Fund intends, however, to take all measures necessary to continue to make dividend and distribution payments on its common stock. See " Taxes."

     The Fund's willingness to borrow money for investment purposes, and the amount it will borrow, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Investment Adviser's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

     Assuming the use of leverage by borrowings or otherwise in the amount of approximately 33 1/3% of the Fund's total assets (including the amount obtained from leverage), and an estimated annual interest rate of 5.30% payable on such leverage based on market rates as of the date of this prospectus, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such interest payments would be 1.77%. The Fund's actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

     The following table is designed to illustrate the effect on the return to a holder of the Fund's common stock of the leverage obtained by borrowings in the amount of approximately 33 1/3% of the Fund's total assets, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.


Assumed Portfolio Return (net of             -10.00%   -5.00%   0.00%  5.00%   10.00%
expenses).................................
Corresponding Common Stock Return.........   -17.65%  -10.15%  -2.65%  4.85%   12.35%


     Until the Fund borrows, the Fund's common stock will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply.

PORTFOLIO STRATEGIES INVOLVING INTEREST RATE TRANSACTIONS, OPTIONS AND FUTURES

     The Fund may engage in various portfolio strategies to seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against movements in interest rates. The Fund has authority to engage in interest rate transactions in order to hedge against interest rate movements, purchase call and put options on securities, write (i.e., sell) covered call and put options on its portfolio securities, and engage in hedging transactions in financial futures and related options on such futures. Each of these portfolio strategies is described below.

     Although certain risks are involved in interest rate, options and futures transactions, the Investment Adviser believes that, because the Fund will (i) write only covered options on portfolio securities and (ii) engage in other transactions primarily for hedging purposes, these portfolio strategies will not subject the Fund to the risks frequently associated with the speculative use of such transactions. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. The Fund has no obligation to enter into hedging transactions and may not do so. Reference is made to Appendix I for further information concerning these strategies.

     Interest Rate Transactions. In order to hedge the value of the Fund's portfolio against interest rate fluctuations or to enhance the Fund's income, the Fund may enter into various transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, the Fund may also invest in interest rate swaps to enhance income or to increase the Fund's yield during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

     The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

     In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if the Fund holds a mortgage backed security with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the mortgage backed security due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a mortgage backed security with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

     Typically, the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the two highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain Federal income tax requirements may limit the Fund's ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to shareholders.

     Call Options on Portfolio Securities. The Fund may purchase call options on any of the types of securities in which it may invest. A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund may purchase call options on securities held in its portfolio on which it has written call options or which it intends to purchase. The Fund also is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge against the price of the underlying security declining. The Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

     Put Options on Portfolio Securities. The Fund is authorized to purchase put options to hedge against a decline in the value of its securities. By buying a put option, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also has authority to write (i.e., sell) put options on the types of securities which may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, high grade liquid debt securities. The Fund will receive a premium for writing a put option, which increases the Fund's return. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligations under its hedging and other investment transactions. The Fund may purchase and sell put options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is less than the exercise price of the option.

     Financial Futures and Options Thereon. The Fund is authorized to engage in transactions in financial futures contracts ("futures contracts") and related options on such futures contracts as a hedge against adverse changes in the market value of its portfolio securities and interest rates. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date or, in the case of an index futures contract, to make and accept a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated "contract markets" by the Commodities Futures Trading Commission ("CFTC"). Transactions by the Fund in futures contracts and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

     The Fund may sell futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of securities which may be held by the Fund will fall, thus reducing the net asset value of the Fund. However, as interest rates rise, the value of the Fund's short position in the futures contract will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which the Fund would have incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.

     The Fund also has authority to purchase and write call and put options on futures contracts in connection with its hedging activities. Generally, these strategies are used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities or an increase in interest rates. Similarly, the Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities which the Fund intends to purchase.

     The Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance, of the parties' obligation is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

     Restrictions on the Use of Futures Transactions. Under regulations of the CFTC, the futures trading activity described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     When the Fund purchases a futures contract or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

     Restrictions on OTC Options. The Fund will engage in OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. government securities or with affiliates of such banks or broker-dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.


     Risk Factors in Interest Rate Transactions and Options and Futures Transactions. The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transaction and that pertaining to the securities which are the subject of such transaction. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. In addition, interest rate transactions that may be entered into by the Fund do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the security underlying an interest rate swap is prepaid and the Fund continues to be obligated to make payments to the other party to the swap, the Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. In the case of a purchase by the Fund of an interest rate cap or floor, the amount of loss is limited to the fee paid. Since interest rate transactions arc individually negotiated, the Investment Adviser expects to achieve an acceptable degree of correlation between the Fund's rights to receive interest on securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

     Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the prices of the securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the subject of the hedge, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. This risk particularly applies to the Fund's use of futures and options thereon since it will generally use such instruments as a so-called "cross-hedge," which means that the security that is the subject of the futures contract is different from the security being hedged by the contract.

     Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or an option related to a futures contract.

SHORT SALES

     The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility.

     When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The Fund also will be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

     The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund also may make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

RESTRICTED AND ILLIQUID SECURITIES


     The Fund may invest in securities the disposition of which is subject to legal or contractual restrictions or the markets for which are illiquid. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. These securities include certain stripped mortgage backed, privately stripped U.S. government, agency or instrumentality securities and municipal securities, interest rate swaps, certain hedging instruments and certain restricted securities of corporate and other issuers.


REPURCHASE AGREEMENTS

     The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. government securities. Under such agreements, the bank or primary dealer agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

LENDING OF PORTFOLIO SECURITIES

     The Fund may from time to time lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Fund, it is invested in short-term securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio is increased by loans of its portfolio securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate with the custodian cash or liquid securities with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered, and the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days for mortgage-related securities, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

                            INVESTMENT RESTRICTIONS

     The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% or more of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares of common stock). The Fund may not:

          1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

          2. Make investments for the purpose of exercising control or management of any company.

          3. Purchase or sell real estate; commodities or commodity contracts provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

          4. Issue senior securities or borrow money except as permitted by
     Section 18 of the Investment Company Act.

          5. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.


          6. Make loans to other persons, except that the acquisition of corporate debt securities and investment in U.S. government, or agency or instrumentality obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend portfolio securities provided that the lending of portfolio securities be made only in accordance with applicable law and the guidelines set forth in this prospectus.



          7. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry other than mortgage backed and asset backed securities; provided, however, that the Fund may not be concentrated in mortgage backed and asset backed securities during the period, commencing not earlier than the final year of the term of the Fund, when the Fund is liquidating such mortgage backed and asset backed securities in anticipation of the termination of the Fund.


     Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors, provide that the Fund may not:

          a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Fund from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund,
     (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

          b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

          c. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

          d. Make short sales of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class.

          e. Invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on portfolio securities and related indices or otherwise in connection with bona fide hedging activities.

     If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation. If the Fund's Board of Directors calls a special meeting of shareholders to consider voting upon an amendment to the Fund's Articles of Incorporation to extend the life of the Fund beyond December 31, 2006, such shareholders will also be provided the opportunity to vote upon the Fund's policy with respect to concentration in mortgage backed and asset backed securities. See "Description of Capital Stock."

     The Investment Adviser and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") are owned and controlled by Merrill Lynch & Co., Inc. ("ML&Co."). Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See "Portfolio Transactions."

                             DIRECTORS AND OFFICERS

     The Directors and executive officers of the Fund and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each Director and executive officer is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

     TERRY K. GLENN (59) -- President and Director(1)(2) -- Executive Vice President of the Investment Adviser and Merrill Lynch Asset Management, L.P. ("MLAM") (which terms as used herein include their corporate predecessors) since 1983; President of Princeton Funds Distributors, Inc. ("PFD") since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of Princeton Administrators, L.P. since 1988.


     JOE GRILLS (64) -- Director(2) -- P.O. Box 98, Rapidan, Virginia 22773. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA") since 1986; Member of CIEBA's Executive Committee since 1988 and its Chairman from 1991 to 1993; Assistant Treasurer of International Business Machines Incorporated ("IBM") and Chief Investment Officer of IBM Retirement Funds from 1986 until 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund and the Howard Hughes Medical Institute since 1997;

Director, Duke Management Company since 1992 and Vice Chairman since 1998; Director, LaSalle Street Fund since 1995; Director, Hotchkis and Wiley Mutual Funds since 1996; Director, Kimco Realty Corporation since January 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998; Director, Montpelier Foundation since 1998.



     WALTER MINTZ (70) -- Director(2) -- 1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Associates (investment partnership) since 1982.



     ROBERT S. SALOMON, JR. (62) -- Director(2) -- 106 Dolphin Cove Quay, Stamford, Connecticut 06902. Principal of STI Management (investment adviser) since 1994; Trustee, The Common Fund since 1980; Chairman and CEO of Salomon Brothers Asset Management from 1992 until 1995; Chairman of Salomon Brothers equity mutual funds from 1992 until 1995; Monthly columnist with Forbes magazine since 1992; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers from 1975 until 1991.



     MELVIN R. SEIDEN (69) -- Director(2) -- 780 Third Avenue, Suite 2502, New York, New York 10017. Director of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.



     STEPHEN B. SWENSRUD (66) -- Director(2) -- 24 Federal Street, Suite 400, Boston, Massachusetts 02110. Chairman of Fernwood Advisors (investment adviser) since 1996; Principal, Fernwood Associates (financial consultant) since 1975; Chairman, Department of Manufacturing, RPP Corporation since 1999; Director, Department of Telecommunications, International Mobile Communications, Inc. since 1999.



     ARTHUR ZEIKEL (67) -- Director(1)(2) -- 300 Woodland Avenue, Westfield, New Jersey 07090. Chairman of the Investment Adviser and MLAM from 1997 to 1999 and President thereof from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999, Director thereof from 1993 to 1999 and President thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of ML&Co. from 1990 to 1999.



     JOSEPH T. MONAGLE, JR. (51) -- Senior Vice President(1)(2) -- Senior Vice President of the Investment Adviser and MLAM since 1990; Department Head of Global Fixed Income Division of the Investment Adviser and MLAM since 1997; Senior Vice President of Princeton Services since 1993.


     JEFFREY B. HEWSON (48) -- Vice President and Portfolio
Manager(1)(2) -- Director (Global Fixed Income) of MLAM since 1998; Vice President of MLAM from 1989 to 1998 and Portfolio Manager of MLAM since 1985.

     GREGORY MARK MAUNZ (46) -- Vice President and Portfolio
Manager(1)(2) -- First Vice President of MLAM since 1997; Vice President of MLAM from 1985 to 1997; Portfolio Manager of MLAM since 1984.

     DONALD C. BURKE (39) -- Vice President and Treasurer(1)(2) -- Senior Vice President and Treasurer of the Investment Adviser and MLAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; First Vice President of MLAM from 1997 to 1999; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990; Vice President of PFD since 1999.

     WILLIAM E. ZITELLI (31) -- Secretary(1)(2) -- Attorney associated with MLAM since 1998; Attorney associated with Pepper Hamilton LLP from 1997 to 1998; Attorney associated with Reboul, MacMurray, Hewitt, Maynard and Kristol from 1994 to 1997.
------------
(1) Interested person, as defined in the Investment Company Act, of the Fund.

(2) Such Director or officer is a director, trustee or officer of one or more other investment companies for which the Investment Adviser or MLAM acts as investment adviser.


COMPENSATION OF DIRECTORS



     The Fund pays each non-interested Director an annual fee of $2,000 per year plus $500 per meeting attended. The Fund also compensates members of its audit committee, which consists of all of the non-interested Directors, at a rate of $2,000 per year, plus $500 per audit committee meeting attended. The Fund reimburses each non-interested Director for his out-of-pocket expenses relating to attendance at meetings.


     The following table sets forth compensation to be paid by the Fund to the non-affiliated Directors projected through the end of the Fund's first full fiscal year and, for the calendar year ended December 31, 1998, the aggregate compensation paid by all investment companies advised by the Investment Adviser and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Directors.


                                                                                     TOTAL COMPENSATION
                                                                  PENSION OR            FROM FUND AND
                                               AGGREGATE      RETIREMENT BENEFITS         FAM/MLAM
                                              COMPENSATION    ACCRUED AS PART OF     ADVISED FUNDS PAID
              NAME OF DIRECTOR                 FROM FUND         FUND EXPENSE          TO DIRECTORS(1)
              ----------------                ------------    -------------------    -------------------
Joe Grills..................................     $8,000              None                 $198,333
Walter Mintz................................     $8,000              None                 $178,583
Robert S. Salomon, Jr.......................     $8,000              None                 $178,583
Melvin R. Seiden............................     $8,000              None                 $178,583
Stephen B. Swensrud.........................     $8,000              None                 $195,583


------------

(1) In addition to the Fund, the Directors serve on the boards of other FAM/MLAM Advised Funds as follows: Joe Grills (24 registered investment companies consisting of 56 portfolios), Walter Mintz (22 registered investment companies consisting of 43 portfolios), Robert S. Salomon, Jr. (22 registered investment companies consisting of 43 portfolios), Melvin R. Seiden (22 registered investment companies consisting of 43 portfolios), Stephen B. Swensrud (25 registered investment companies consisting of 58 portfolios).


                INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS


     The Investment Adviser, which is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch, provides the Fund with investment advisory and management services. The Asset Management Group of ML&Co. (which includes the Investment Adviser) acts as the investment adviser to more than 100 registered investment companies and offers investment advisory services to individuals and institutional accounts. As of September 1999, the Asset Management Group had a total of approximately $514 billion in investment company and other portfolio assets under management. This amount includes assets managed for certain affiliates of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML&Co. and Princeton Services. The Investment Adviser was organized in 1977 and offers investment advisory services to more than 50 registered investment companies. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.


     The Investment Advisory Agreement provides that, subject to the supervision of the Fund's Board of Directors, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.

     The Investment Adviser provides the portfolio management for the Fund. Such portfolio management considers analyses from various sources (including brokerage firms with which the Fund does business), makes the necessary investment decisions, and places orders for transactions accordingly. The Investment Adviser is responsible for the performance of certain administrative and management services for the Fund. Jeffery B. Hewson and Gregory Mark Maunz are the portfolio managers of the Fund and are primarily responsible for the Fund's day-to-day management.

     For the services provided by the Investment Adviser under the Investment Advisory Agreement, the Fund will pay a monthly fee at the annual rate of 0.75% of the Fund's average weekly net assets from the effective date of the Investment Advisory Agreement through December 31, 2001, 0.65% of the Fund's average weekly net assets from January 1, 2002 through December 31, 2004, and 0.55% of the Fund's average weekly net assets from January 1, 2005 through termination of the Fund ("average weekly net assets" means the average weekly value of the total assets of the Fund minus the sum of accrued liabilities of the Fund). For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

     The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, if any, stock certificates and shareholder reports, charges of the custodian and the transfer and dividend disbursing agent and registrar, Commission fees, fees and expenses of non-interested Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services.

     Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date of its execution and will remain in effect from year to year thereafter if approved annually (a) by the Fund's Board of Directors or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by the Investment Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

CODE OF ETHICS

     The Fund's Board of Directors has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act that incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on Fund investment personnel.


     The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as U.S. government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).


                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Fund's Board of Directors, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Investment Adviser seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

     The Fund has no obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms that provide investment research to the Investment Adviser, including Merrill Lynch, may receive orders for transactions by the Fund. Research information provided to the Investment Adviser by securities firms is supplemental. It does not replace or reduce the level of services performed by the Investment Adviser and the expenses of the Investment Adviser will not be reduced because it receives supplemental research information. Supplemental investment research obtained from such securities firms might be used by the Investment Adviser in servicing all of its accounts and such research might not be used by the Investment Adviser in connection with the Fund.

     The Fund invests in securities traded in the over-the-counter markets, and the Fund intends to deal directly with dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, except as permitted by an exemptive order, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, the Fund does not deal with Merrill Lynch and its affiliates in connection with such transactions. Affiliated persons of the Fund may serve as its brokers in certain over-the-counter transactions conducted on an agency basis.

PORTFOLIO TURNOVER

     The Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to the Investment Adviser. While it is not possible to predict turnover rates with any certainty, presently it is anticipated that the Fund's annual portfolio
turnover rate, under normal circumstances, will be less than      %. (The
portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A higher portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for shareholders.

                          DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to distribute dividends of all or a portion of its net investment income monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the distribution paid by the Fund for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund expects that all or a portion of net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, will be distributed at least once annually.

     The Fund's income and distributions are expected to decline to some extent over the term of the Fund as the dollar weighted average maturity of the Fund's portfolio securities shortens. Various factors will affect the level of the Fund's income, including the asset mix, the scheduled reduction in the Investment Adviser's fees, the amount of leverage used by the Fund and the Fund's use of hedging. Shareholders may elect to have all dividends and distributions reinvested in shares of the Fund purchased in the open market through the Fund's Automatic Dividend Reinvestment Plan. Shareholders who do not elect to participate in such Plan will receive their dividends and distributions in cash. See "Automatic Dividend Reinvestment Plan."

     The Fund expects that it will commence paying dividends within 90 days of the date of this prospectus. The Fund expects that a final liquidating distribution to shareholders of the net assets of the Fund will be made on or about the termination of the Fund.

     The yield on the Fund's common stock will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, changes in interest rates including changes in the relationship between short-term rates and long-term rates, the rate of prepayment on mortgage backed and asset backed securities, the amount and timing of the Fund's use of leverage, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on Fund shares. The Fund's ability to achieve any particular yield level after it commences operations depends on future interest rates and other factors mentioned above and the initial yield and later yields may be lower. Any statements as to the estimated yield are as of the date made and no guarantee can be given that the Fund will achieve or maintain any particular yield level. As noted above, the Fund's yield is expected to decline to some extent over the term of the Fund.


     The Fund will seek to return $10 per share to investors on or about December 31, 2006 by preserving capital through, among other things, active management of its portfolio and investing in securities that have a final or expected maturity on or about the termination date of the Fund. If the Fund realizes capital losses on dispositions of securities that are not offset by capital gains on dispositions of securities realized in the same or a subsequent taxable year, the Fund may be unable to distribute to its shareholders an amount equal to $10 for each share outstanding on or about December 31, 2006.


                                     TAXES


     The Fund intends to elect and qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, in any taxable year in which its deduction for dividends paid during the taxable year (without regard to capital gain dividends) equals or exceeds 90% of the sum of its taxable and tax exempt income, the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of its income.



     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its taxable ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.



     Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Income derived by the Fund from municipal obligations, while exempt from Federal income taxation at the Fund level, will be taxed in the same manner as ordinary income when distributed to shareholders. Distributions from the excess of net long-term capital gains over net short-term capital losses (including certain transactions in futures and options) ("capital gain dividends") are taxable as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits first reduce the adjusted tax basis of a holder's common stock and, after such adjusted tax basis is reduced to zero, constitute capital gains to such holder (assuming such common stock is held as a capital asset). Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amounts of any capital gain dividends as well as any amounts of capital gain dividends in the different categories of capital gain referred to above.



     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Distributions by the Fund will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.


     Shareholders receiving distributions in the form of additional shares purchased by the Plan Agent pursuant to the Automatic Dividend Reinvestment Plan will be treated for Federal income tax purposes as receiving the amount of cash received by the Plan Agent on their behalf and will have a basis in such shares equal to the price paid by the Plan Agent for the shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

     The Federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require the Fund to treat payments received under such arrangements as ordinary income and to amortize such payments under certain circumstances. Additionally, the Fund will limit its activity with respect to interest rate swaps in order to meet RIC income source qualification requirements.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     The Fund will make investments that produce income that is not matched by a corresponding receipt of cash or an offsetting loss deduction. Such investments would include zero coupon securities and other obligations which have original issue discount or that accrue discount and obligations which are subordinated in the mortgaged-backed or asset backed securities structure. Such income is treated as income earned by the Fund and is subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding receipt of cash by the Fund or an offsetting deduction, the Fund may be required to borrow money or dispose of other securities in order to make required distributions to shareholders. The Fund intends to make sufficient and timely distributions to shareholders so as to qualify for treatment as a RIC at all times.


     Under current law, a holder of common stock whose shares are repurchased by the Fund and who sells all of its shares and who, after such repurchase, is not considered to own any shares under attribution rules contained in the Code will realize a taxable gain or loss depending upon such shareholder's basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are held as capital assets and will be long-term if the shares have been held for more than one year. Different tax consequences may apply to selling and non-selling holders of common stock in connection with repurchase. For example, if a holder of common stock sells less than all shares owned by or attributed to such shareholder, and if the distribution to such shareholder does not otherwise qualify as a sale or exchange, the proceeds received will be treated as a taxable dividend, or, if the Fund has insufficient earnings and profits, a return of capital or capital gains, depending on the shareholder's basis in the repurchased shares. Also, there is a remote risk that non-selling holders of common stock may be considered to have received a deemed distribution that may not be a taxable dividend in whole or in part. Holders of common stock may wish to consult their tax advisers prior to selling stock that will be repurchased by the Fund.

     The liquidating distribution a shareholder receives from the Fund at maturity will be treated as made in exchange for Fund shares, and any capital gain or loss will be long-term, provided the shares have been held for more than one year as a capital asset. If a liquidating distribution exceeds a shareholder's basis in Fund shares, the excess will be treated as a gain from the sale of shares. If a shareholder receives a liquidating distribution that is less than such basis, the shareholder will recognize a loss to that extent. Any gain or loss recognized by the shareholder will be capital if the shares have been held as a capital asset and will be long-term if the shares have been held for more than one year.

TAX TREATMENT OF OPTIONS, FUTURES AND INTEREST RATE TRANSACTIONS


     The Fund may engage in interest rate transactions, write (i.e., sell) covered call and covered put options on its portfolio securities, purchase call and put options on securities, and engage in transactions in financial futures and related options on such futures. In general, unless an exception applies, such options and financial futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to
Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

     Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in financial futures contracts and related options. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. government obligations. State law varies as to whether dividend income attributable to U.S. government obligations is exempt from state income tax. In general, state law does not consider income derived from mortgage backed securities to be income attributable to U.S. government obligations.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, local or foreign taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                      AUTOMATIC DIVIDEND REINVESTMENT PLAN


     Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a shareholder is ineligible or otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York, as agent for shareholders in administering the Plan (the "Plan Agent"), in additional shares of the Fund. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in the Fund's dividend reinvestment plan. Shareholders who are ineligible or elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.



     Whenever the Fund declares an income dividend or a capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares. After the Fund declares dividends, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts.



     Each participant in the Plan will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends. Prior to the time the shares commence trading on the New York Stock Exchange, participants in the Plan will receive any dividends in cash. The Fund will not issue any new shares in connection with the Plan.

     The Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will begin five business days prior to the payment date on the dividend through the date before the next "ex-dividend" date which typically will be approximately ten days.

     The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

     In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

     The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Taxes."

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.


     All correspondence concerning the Plan should be directed to the Plan Agent at 101 Barclay Street, New York, New York 10286.


                         MUTUAL FUND INVESTMENT OPTION

     Purchasers of the Fund's common stock in this offering will have an investment option consisting of the right to reinvest the net proceeds from a sale of such shares (the "Original Shares") in Class D initial sales charge shares of certain Merrill Lynch-sponsored open-end mutual funds ("Eligible Class D Shares") at their net asset value, without the imposition of the initial sales charge, if the conditions set forth below are satisfied. First, the sale of the Original Shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class D Shares. Second, the Original Shares must have been either acquired in this offering or be shares representing reinvested dividends from shares acquired in this offering. Third, the Original Shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. Class D shares of certain of the mutual funds may be subject to an account maintenance fee at an annual rate of up to 0.25% of the average daily net asset value of such mutual fund. The Eligible Class D Shares may be redeemed at any time at the next determined net asset value, subject in certain cases to a redemption fee. Prior to the time the shares commence trading on the New York Stock Exchange, the distributor for the mutual funds will advise Merrill Lynch financial consultants as to those mutual funds which offer the investment option described above.

                                NET ASSET VALUE

     Net asset value per share of common stock is determined after the close of business on the New York Stock Exchange (generally, the New York Stock Exchange closes at 4:00 p.m., New York time), on the last business day in each week. For purposes of determining the net asset value of a share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of shares outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.


     The Fund values corporate debt securities, mortgage backed securities, municipal securities, asset backed securities and other debt securities on the basis of one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, such other portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. When the Fund writes an option, the amount of the premium received is recorded in the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Debt securities having a remaining maturity of 60 days or less are valued at amortized cost unless this method no longer produces fair valuations. Repurchase agreements are valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations are valued at fair value as determined in good faith by or on behalf of the Fund's Board of Directors.


     The Fund determines and makes available for publication the net asset value of its shares weekly. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

                          DESCRIPTION OF CAPITAL STOCK

     The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which are classified as common stock. Although it has no current intention to do so, the Board of Directors is authorized to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. The Fund's Articles of Incorporation permit the Board of Directors to increase the number of authorized shares of capital stock without the vote of shareholders. The shares, when issued, will be fully paid and nonassessable. Shareholders are entitled to one vote for each share held for the election of Directors and other matters submitted to shareholders. There are no preemptive rights. The rights of the shares with respect to dividends and distributions are described under

"Dividends and Distributions." Each share is entitled to participate equally in the net distributable assets of the Fund upon liquidation or termination.

     The Fund's Articles of Incorporation provide that the Fund will terminate on December 31, 2006, without shareholder approval. In connection with such termination, the Fund will liquidate all of its assets and distribute to shareholders the net proceeds therefrom after making appropriate provision for any liabilities of the Fund. Prior to such termination, however, the Fund's Board of Directors will consider whether it is in the best interests of shareholders to terminate and liquidate the Fund without shareholder approval notwithstanding the Articles of Incorporation provision. In considering the matter, the Board of Directors will take into account, among other factors, the adverse effect which capital losses realized upon disposition of securities in connection with liquidation (if any such losses are anticipated) would have on the Fund and its shareholders. In the event that the Board of Directors determines that under the circumstances, termination and liquidation of the Fund on December 31, 2006, without a shareholder vote, would not be in the best interests of shareholders, the Board of Directors will call a special meeting of shareholders to consider an appropriate amendment to the Fund's Articles of Incorporation. The Fund's Articles of Incorporation would require the affirmative vote of the holders of at least 66 2/3% of outstanding shares to approve such an amendment. The foregoing provisions of the Fund's Articles of Incorporation are governed by the laws of the State of Maryland and not the Investment Company Act. If the Fund's Board of Directors calls a special meeting of shareholders to consider voting upon an amendment to the Fund's Articles of Incorporation to extend the life of the Fund beyond December 31, 2006, such shareholders will also be provided the opportunity to vote upon the Fund's fundamental policy as set forth in the first paragraph under "Investment Objective and Policies" and on its policy with respect to concentration in mortgage backed and asset backed securities.

     The Fund has no present intention of offering any additional shares. Other offerings of its shares, if made, will require approval by the Fund's Board of Directors. Any additional offering of shares of common stock will be subject to the requirements of the Investment Company Act that shares may not be issued at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund's outstanding voting securities.

     The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its shareholders of record.


     The Investment Adviser provided the initial capital for the Fund by purchasing 10,000 shares of common stock of the Fund for $100,000. As of the date of this prospectus, the Investment Adviser owned 100% of the outstanding shares of common stock of the Fund. The Investment Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.


CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION

     The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director elected by holders of capital stock may be removed from office with or without cause by vote of the holders of at least 66 2/3% of the Fund's shares of capital stock entitled to be voted on the matter.

     In addition, the Articles of Incorporation require the favorable vote of the holders of at least 66 2/3% of the Fund's shares of capital stock to approve, adopt or authorize the following:

     - a merger or consolidation or statutory share exchange of the Fund with other corporations,


     - a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or


     - a liquidation or dissolution of the Fund except pursuant to the Articles of Incorporation on December 31, 2006

unless such action has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of the Fund's shares of capital stock is required.

     In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Articles of Incorporation. The amendment would have to be declared advisable by the Board of Directors prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 66 2/3% of the Fund's outstanding shares entitled to be voted on the matter (or a majority of such shares if the amendment was previously approved, adopted or authorized by two-thirds of the total number of Directors fixed in accordance with the by-laws). Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions would usually be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the shares would no longer be listed on a stock exchange.

     Conversion to an open-end investment company also would require changes in the Fund's fundamental policy as set forth in the first paragraph under "Investment Objective and Policies" and also would require changes in certain of the Fund's other investment policies and restrictions, such as those relating to the borrowing of money and the purchase of illiquid securities.

     The Board of Directors has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the Investment Company Act, are in the best interests of shareholders generally. Reference should be made to the Articles of Incorporation and By-Laws on file with the Commission for the full text of these provisions.

     The Fund's By-Laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Directors or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 60 calendar days nor more than 90 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public disclosure as specified in the By-Laws of the date of the meeting. Any notice by a shareholder must be accompanied by certain information as provided in the By-Laws.

     The notice provisions are intended to afford shareholders a fair opportunity to present matters for consideration at shareholder meetings while assuring that shareholders and Directors will have a reasonable opportunity to consider the matters proposed and to allow for full information to be distributed to all shareholders about all sides of the particular issue. These provisions could have the effect of limiting or delaying to some extent the ability of shareholders to take certain actions at a meeting of shareholders.

                                   CUSTODIAN


     The Fund's securities and cash are held under a custodial agreement with The Bank of New York, 90 Washington Street, New York, New York 10286.


                                  UNDERWRITING


     Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter"), World Financial Center, North Tower, New York, New York 10281-1305, has agreed, subject to the terms and conditions of a Purchase Agreement with the Fund and the Investment Adviser, to purchase 10,000,000 shares of common stock from the Fund. The Underwriter is committed to purchase all of such shares if any are purchased.


     The Underwriter has advised the Fund that it proposes initially to offer the shares to the public at the public offering price set forth on the cover page of this prospectus. There is no sales charge or underwriting discount charged to investors on purchases of shares of common stock in this offering. The Investment Adviser or an affiliate has agreed to pay the Underwriter from its own assets a commission in connection with the sale of shares of common
stock in the offering in the amount of $     per share. Such payment is equal to
     % of the initial public offering price per share. The Underwriter also has advised the Fund that from this amount the Underwriter may pay a concession to
certain dealers not in excess of $     per share on sales by such dealers. After
the initial public offering, the public offering price and other selling terms may be changed. Investors must pay for shares of common stock purchased in the
offering on or before December   , 1999.


     The Fund has granted Merrill Lynch an option, exercisable for 45 days after the date hereof, to purchase up to 1,500,000 additional shares to cover over-allotments, if any, at the initial offering price.


     The Underwriter may engage in certain transactions that stabilize the price of the shares of common stock. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the shares of common stock.

     If the Underwriter creates a short position in the shares of common stock in connection with the offering, i.e., if it sells more shares of common stock than are set forth on the cover page of this prospectus, the Underwriter may reduce its short position by purchasing shares of common stock in the open market. The Underwriter also may elect to reduce any short position by exercising all or part of the over-allotment option described above.

     The Underwriter may also impose a penalty bid on certain selling group members. This means that if the Underwriter purchases shares of common stock in the open market to reduce the Underwriter's short position or to stabilize the price of the shares of common stock, it may reclaim the amount of the selling concession from the selling group members who sold those shares of common stock as part of the offering.

     In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. The imposition of a penalty bid might also have an effect on the price of a security to the extent that it were to discourage resales of the security.

     Neither the Fund nor the Underwriter makes any representations or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares of common stock. In addition, neither the Fund nor the Underwriter makes any representation that the Underwriter will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

     Prior to this offering, there has been no public market for the shares of the Fund. The Fund plans to apply to list the Fund's shares of common stock on the New York Stock Exchange or another national securities exchange. However, during an initial period which is not expected to exceed two weeks from the date of this prospectus, the Fund's shares will not be listed on any securities exchange. Additionally, before it begins trading, the Underwriter does not intend to make a market in the Fund's common stock, although a limited market may develop. Thus, it is anticipated that investors may not be able to buy and sell shares of the Fund during such period. In order to meet the requirements for listing, the Underwriter has undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.

     The Fund anticipates that the Underwriter may from time to time act as a broker in connection with the execution of the Fund's portfolio transactions. The Fund has obtained an exemptive order permitting it to engage in certain principal transactions with the Underwriter involving high quality, short-term, tax-exempt securities subject to certain conditions. See "Investment Restrictions" and "Portfolio Transactions."

     The Underwriter is an affiliate of the Investment Adviser of the Fund.

     The Fund and the Investment Adviser have agreed to indemnify Merrill Lynch against certain liabilities including liabilities under the Securities Act of 1933.

            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR


     The transfer agent, dividend disbursing agent and registrar for the shares of the Fund will be The Bank of New York, 101 Barclay Street, New York, New York 10048.


                                 LEGAL OPINIONS

     Certain legal matters in connection with the common stock offered hereby will be passed upon for the Fund and Merrill Lynch by Brown & Wood LLP, New York, New York.

                                    EXPERTS

                    , the independent auditors, have audited the statement of
assets, liabilities and capital of the Fund as of December   , 1999, which is
included in this prospectus and Registration Statement as set forth in the report which appears in this prospectus and Registration Statement. The statement of assets, liabilities and capital is included in reliance on their report, given on their authority as experts in accounting and auditing. The selection of independent auditors is subject to ratification by shareholders of the Fund.

                             ADDITIONAL INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the Commission:
Regional Office, at Seven World Trade Center, Suite 1300, New York, New York 10048; Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.


     Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Commission in Washington, D.C. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.


YEAR 2000 ISSUES

     Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Investment Adviser or other Fund service providers do not properly address this problem prior to January 1, 2000. The Investment Adviser expects to have addressed this problem before then, and does not anticipate that the service it provides will be adversely affected. The Fund's other service providers have told the Investment Adviser that they also expect to resolve the Year 2000 Problem, and the Investment Adviser will continue to monitor the situation as Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which the Fund invests, and this could hurt the Fund's investment returns.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of Income Opportunities Fund 2006, Inc.

We have audited the accompanying statement of assets, liabilities and capital of
Income Opportunities Fund 2006, Inc. as of December   , 1999. This statement of
assets, liabilities and capital is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets, liabilities and capital based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets, liabilities and capital is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets, liabilities and capital. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets, liabilities and capital presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets, liabilities and capital referred to above presents fairly, in all material respects, the financial position of
Income Opportunities Fund 2006, Inc. at December   , 1999 in conformity with
generally accepted accounting principles.

December   , 1999

                      INCOME OPPORTUNITIES FUND 2006, INC.

                  STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                               DECEMBER   , 1999


ASSETS
     Cash...................................................  $100,000
     Offering costs (Note 1)................................
                                                              --------
          Total Assets......................................
                                                              --------
LIABILITIES
     Liabilities and accrued expenses (Note 1)..............
                                                              --------
NET ASSETS..................................................  $100,000
                                                              ========
CAPITAL
     Common stock, par value $.10 per share; 200,000,000
      shares authorized; 10,000 shares issued and
      outstanding (Note 1)..................................  $  1,000
     Paid-in Capital in excess of par.......................    99,000
                                                              --------
     Total Capital-Equivalent to $10.00 net asset value per
      share of common stock (Note 1)........................  $100,000
                                                              ========


             NOTES TO STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

NOTE 1.  ORGANIZATION


     The Fund was incorporated under the laws of the State of Maryland on October 7, 1999, as a closed-end, diversified management investment company and has had no operations other than the sale to Fund Asset Management, L.P. (the "Investment Adviser") of an aggregate of 10,000 shares of Common Stock for
$100,000 on                , 1999. The General Partner of the Investment Adviser
is an indirectly wholly-owned subsidiary of Merrill Lynch & Co., Inc.


     The Investment Adviser, on behalf of the Fund, will incur organization
costs estimated at $     . Direct costs relating to the public offering of the
Fund's shares will be charged to capital at the time of issuance of shares.

NOTE 2.  MANAGEMENT ARRANGEMENTS

     The Fund has engaged the Investment Adviser to provide investment advisory and management services to the Fund. The Investment Adviser will receive a quarterly fee in arrears at the annual rate of 0.75% of the Fund's average weekly net assets from the effective date of the Investment Advisory Agreement through December 31, 2001, 0.65% of the Fund's average weekly net assets from January 1, 2002 through December 31, 2004, and 0.55% of the Fund's average weekly net assets from January 1, 2005 through termination of the Fund.

NOTE 3.  FEDERAL INCOME TAXES

     The Fund intends to qualify as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

                                   APPENDIX I

     The following describes in greater detail certain of the types of securities in which the Fund intends to invest.

                           MORTGAGE BACKED SECURITIES

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES

     The guaranteed mortgage pass-through securities in which the Fund will invest will include those issued or guaranteed by GNMA, FNMA and FHLMC.

     GNMA mortgage backed securities are guaranteed by GNMA and consist of pass-through interests in pools of mortgage loans guaranteed or insured by agencies or instrumentalities of the U.S. FNMA and FHLMC mortgage backed securities are issued by FNMA and FHLMC, respectively, and most often represent pass-through interests in pools of conventional mortgage loans or participations therein. GNMA, FNMA and FHLMC "pass-through" mortgage backed securities are so named because they represent undivided interests in the underlying mortgage pools, and a pro rata share of both regular interest and principal payments (net of fees assessed by GNMA, FNMA and FHLMC and any applicable loan servicing fees), as well as prepayments on the underlying mortgage pool, are passed through monthly to the registered holder of the mortgage backed securities (i.e., the Fund). As described more fully below, FNMA and FHLMC also may issue types of mortgage backed securities other than pass-through mortgage backed securities.

     Timely payment of principal and interest on GNMA mortgage backed securities is guaranteed by GNMA, a wholly-owned corporate instrumentality of the U.S. within the Department of Housing and Urban Development, which guarantee is backed by the full faith and credit of the U.S. FNMA, a federally chartered and privately owned corporation, organized and existing under the Federal National Mortgage Association Charter Act, guarantees timely payment of principal and interest on FNMA mortgage backed securities. FHLMC, a corporate instrumentality of the U.S., guarantees (i) the timely payment of interest on all FHLMC mortgage backed securities, (ii) the ultimate collection of principal with respect to some FHLMC mortgage backed securities, and (iii) the timely payment of principal with respect to other FHLMC mortgage backed securities. Neither the obligations of FNMA nor those of FHLMC are backed by the full faith and credit of the U.S. Nevertheless, because of the relationship of each such entity to the U.S., it is widely believed that mortgage backed securities issued by such entities are high quality securities with minimal credit risk.

     Government National Mortgage Association. GNMA is a wholly-owned corporate instrumentality of the U.S. within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on securities that are based on and backed by a specified pool of mortgage loans. To qualify such securities for a GNMA guarantee, the underlying mortgages must be insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or be guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

     GNMA pass-through mortgage backed securities may represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage backed serial notes.

     Federal National Mortgage Association. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally established in 1938 as a U.S. government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase such loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

     Each FNMA pass-through mortgage backed security represents a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency). The loans contained in those pools consist of: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

     Federal Home Loan Mortgage Corporation. FHLMC is a corporate instrumentality of the U.S. established by the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage backed securities.

     The mortgage loans underlying the FHLMC mortgage backed securities typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. Mortgage loans underlying FHLMC mortgage backed securities may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations in another FHLMC mortgage backed security.

PRIVATE MORTGAGE PASS-THROUGH SECURITIES

     Private mortgage pass-through securities ("Private pass-throughs") are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private pass-throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since Private pass-throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancements. See "Types of Credit Enhancements" below.

COLLATERALIZED MORTGAGE OBLIGATIONS

     Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by pass-through mortgage backed securities guaranteed by GNMA, or issued by FNMA or FHLMC. They may, however, also be collateralized by whole loans or Private pass-throughs. The collateral for CMOs is hereinafter referred to as "CMO Collateral." The term CMO as used herein also includes multi-class pass-through securities, which are equity interests in a trust composed of CMO Collateral. CMOs may be issued by agencies or instrumentalities of the U.S. government, including FNMA and FHLMC, or by the types of private issuers described above. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC") under the Federal income tax laws.

     The funds for payment on the CMOs are derived from payments of principal and interest on the underlying CMO Collateral and, to the extent provided in a particular transaction, reinvestment income therefrom. Most CMOs are structured with multiple classes. Each class is issued at a fixed or floating coupon rate and has a specified maturity or final distribution date. Principal prepayments on the CMO Collateral may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the CMO Collateral may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the CMO Collateral are applied to the classes of the CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

     The Fund may invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date so long as payments on the underlying pool of mortgage loans remain within a certain range. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

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

                            ASSET BACKED SECURITIES

     The securitization techniques used to develop mortgage backed securities are applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile and credit card receivables, commercial loans and related assets, and debt obligations, are securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. Asset backed securities are typically bought or sold from or to the same entities that act as primary dealers in U.S. government securities. The Fund may invest in these and other types of asset backed securities that may be developed in the future. Although under current market conditions the Fund will not purchase asset backed securities initially, if cost and yield considerations become favorable in the future, the Fund will consider purchasing such securities, and such securities may represent more than 5% of the Fund's assets in the later years of the Fund.

     In general, the collateral supporting asset backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. As with mortgage backed securities, asset backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Investments in asset backed securities that cannot be disposed promptly within seven days and in the usual course of business without taking a reduced price will be considered illiquid and limited to an amount which, together with other illiquid investments, does not exceed 10% of the value of the Fund's total assets.

     Asset backed securities present certain risks that are not presented by mortgage backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and Federal consumer protection laws. Some of those laws give a right of set off, which may reduce the balance due. Most issuers of asset backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Commercial loans and related assets may be secured or unsecured and are subject to credit, liquidity and interest rate risks. In addition, various laws enacted for the protection of creditors may apply to obligors under the commercial loans or related assets. Such laws may adversely affect asset backed securities secured by commercial loans and related assets in the event of the bankruptcy or insolvency of obligors of such assets.

     Certain of the asset backed securities purchased by the Fund may be backed by the guarantee of the SBA or issued in programs originated by the RTC. The SBA is an independent agency of the U.S. established by the Small Business Act of 1953. The SBA was organized primarily to assist independently owned and operated businesses that are not dominant in their respective markets. The SBA provides financial assistance, management counseling and training for small businesses, as well as acting generally as an advocate of small businesses. The RTC is an agency of the U.S. government created in 1989 to merge or close certain insolvent savings and loan associations.

     The SBA guarantees the payment of principal and interest on portions of loans made by private lenders to certain small businesses. The loans are generally commercial loans such as working capital loans and equipment loans. The SBA is authorized to issue from time to time, through its fiscal and transfer agent, SBA-guaranteed participation certificates evidencing fractional undivided interests in pools of these SBA guaranteed portions of loans made by private lenders. The SBA's guarantee of such certificates, and its guarantee of a portion of the underlying loan, are backed by the full faith and credit of the U.S.

                          TYPES OF CREDIT ENHANCEMENTS

     Mortgage backed securities and asset backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit enhancements. These credit enhancements may offer two types of protection: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     Credit enhancements can come from external providers such as banks or financial insurance companies. Alternatively, they may come from the structure of a transaction itself. Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue. In addition, the Fund may purchase subordinated securities which, as noted above, may serve as a form of credit support for senior securities purchased by other investors. In purchasing securities for the Fund, the Investment Adviser will take into account not only the creditworthiness of the issuer of the securities, but also the creditworthiness of the provider of any external credit enhancement of the securities.

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

                           CORPORATE DEBT SECURITIES

     Corporations issue debt securities of various types, including bonds and debentures (which are long term), notes (which may be short-term or long-term), certificates of deposit (unsecured borrowings by banks), bankers' acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes). These securities typically provide for periodic payments of interest, which may be adjustable or fixed rate with payment of principal upon maturity and are generally not secured by assets of the issuer or otherwise guaranteed. Adjustable rate corporate debt securities may have interest rate caps and floors as well as other features similar to those of mortgage backed securities, but such corporate debt securities are not subject to prepayment risk other than through contractual redemption provisions which generally impose a penalty on the issuer for prepayment. Fixed rate debt securities also may be subject to redemption provisions. The Fund expects to purchase corporate debt securities rated at the time of investment no lower than BBB- by S&P or Baa3 by Moody's that have final maturities approximately equal to the termination date of the Fund. The rating of a corporate debt security may change over time, as S&P and Moody's monitor and evaluate the ratings assigned to corporate debt securities on an ongoing basis. As a result, corporate debt securities held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the time that they are owned by the Fund. If a security owned by the Fund is downgraded below either BBB- by S&P or Baa3 by Moody's, the Investment Adviser will monitor such security and determine whether to sell it based on the factors it considers relevant such as the remaining term of the Fund, size of the investment, whether a loss or gain will result, relative risk to the Fund, depth of the trading market or any other relevant factors.

     The Fund also may invest in zero coupon securities of corporate issuers, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and therefore are issued and traded at a discount from their face amounts. The market prices of zero coupon securities are more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do such non-zero coupon securities.

                              MUNICIPAL SECURITIES

     Municipal securities include debt obligations issued to obtain funds for various public purposes, including construction and equipping of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public or private institutions for the construction of facilities. In addition, certain types of private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities including airports, public ports, mass commuting facilities, multifamily housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal.

     The two principal classifications of the debt obligations of municipal issuers are "general obligation" and "revenue" bonds which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds or "IDBs." General obligation bonds are typically secured by the issuer's pledge of faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds typically are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the users of the facility being financed. PABs are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of principal and the payment of interest on revenue bonds depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Municipal bonds may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state of municipality in question. There are variations in the security and credit quality of municipal obligations, both within a particular classification and between classifications, depending on numerous factors. The yields and market values of municipal obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The income from municipal securities is generally exempt from Federal taxation which generally causes such securities to have lower yields than taxable securities of comparable quality and maturity.

     The Fund also may invest in zero coupon securities of municipal issuers, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and therefore are issued and traded at a discount from their face amounts. The market prices of zero coupon municipal securities are more volatile than the market prices of municipal securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do such non-zero coupon municipal securities. Because accrued income on zero coupon securities of municipal issuers is generally not taxable to holders, zero coupon securities of municipal issuers have lower yields than other zero coupon securities.

     The Fund currently does not expect that it will invest more than 5% of its total assets in municipal securities, including zero coupon municipal securities, at any time during the term of the Fund.

                           OTHER INVESTMENT POLICIES

     Reference is made to the discussion under the caption "Other Investment Policies -- Portfolio Strategies Involving Interest Rate Transactions, Options and Futures" above for additional information with respect to such portfolio strategies.

INTEREST RATE TRANSACTIONS

     In order to hedge the value of the Fund's portfolio against interest rate fluctuations or to enhance the Fund's income the Fund may enter into various interest rate transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, the Fund may also invest in interest rate swaps to enhance income or increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

     In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

     The Fund usually will enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian.

     The Fund may also engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

     Typically, the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are more recent innovations and are less liquid than swaps. Certain Federal income tax requirements may limit the Fund's ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to shareholders. See "Taxes."

OPTIONS ON PORTFOLIO SECURITIES

     Call Option on Portfolio Securities. The Fund may purchase call options on any of the types of securities in which it may invest. A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge underlying security declining. The Fund may also purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

     Put Options on Portfolio Securities. The Fund is authorized to purchase put options to hedge against a decline in the value of its securities. By buying a put option, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also has authority to write (i.e., sell) put options on the types of securities which may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund's return. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligations under its hedging and other investment transactions. The Fund may purchase and sell put options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is less than the exercise price of the option.

FINANCIAL FUTURES AND OPTIONS THEREON

     The Fund is authorized to engage in transactions in financial futures contracts ("futures contracts") and related options on such futures contracts either as a hedge against adverse changes in the market value of its portfolio securities and interest rates or to enhance the Fund's income. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date or, in the case of an index futures contract to make and accept a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated "contract markets" by the Commodities Futures Trading Commission ("CFTC"). Transactions by the Fund in futures contracts and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

     The Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of securities which may be held by the Fund will fall, thus reducing the net asset value of the Fund. However, as interest rates rise, the value of the Fund's short position in the futures contract will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which the Fund would have incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.

     The Fund also has authority to purchase and write call and put options on futures contracts. Generally, these strategies are used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities or an increase in interest rates. Similarly, the Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities which the Fund intends to purchase.

     The Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligation is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

     Restrictions on the Use of Futures Transactions. Under regulations of the CFTC, the futures trading activity described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     When the Fund purchases a futures contract or writes a put option or purchases a call option thereon, an amount of cash or liquid instruments will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

     Restrictions on OTC Options. The Fund will engage in transactions in OTC options only with banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. OTC options and assets used to cover OTC options written by the Fund are considered by the staff of the Commission to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

RISK FACTORS IN INTEREST RATE TRANSACTIONS AND OPTIONS AND FUTURES TRANSACTIONS

     The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transaction and that pertaining to the securities which are the subject of such transaction. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. In addition, interest rate transactions that may be entered into by the Fund do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the security underlying an interest rate swap is prepaid and the Fund continues to be obligated to make payments to the other party to the swap, the Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. In the case of a purchase by the Fund of an interest rate cap or floor, the amount of loss is limited to the fee paid. Since interest rate transactions are individually negotiated, the Investment Adviser expects to achieve an acceptable degree of correlation between the Fund's rights to receive interest on securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

     Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the prices of the securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the subject of the hedge, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. This risk particularly applies to the Fund's use of futures and options thereon since it will generally use such instruments as a so-called "cross-hedge," which means that the security that is the subject of the futures contract is different from the security being hedged by the contract.

     Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if them appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or an option related to a futures contract.

                                  APPENDIX II

               ISSUE CREDIT RATINGS OF CORPORATE DEBT SECURITIES

            (INCLUDING MORTGAGE BACKED AND ASSET BACKED SECURITIES)


DESCRIPTION OF STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Long-term Issue Credit Ratings

     Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. The obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB            An obligation rated BBB exhibits adequate protection parameters.
               However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Short-term Issue Credit Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+).

               This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") RATINGS

Long-term Ratings

AAA            Bonds which are rated Aaa are judged to be of the best quality.
               They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-term ratings

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                    - Leading market positions in well-established industries.

                    - High rates of return on funds employed.

                    - Conservative capitalization structure with moderate
                      reliance on debt and ample asset protection.

                    - Broad margins in earnings coverage of fixed financial
                      charges and high internal cash generation.

                    - Well-established access to a range of financial markets
                      and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Through and including March   , 2000 (the 90th day after the date of this
prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.


                               10,000,000 SHARES


                      INCOME OPPORTUNITIES FUND 2006, INC.

                                  COMMON STOCK

                             ---------------------

                                   PROSPECTUS

                             ---------------------

                              MERRILL LYNCH & CO.

                               DECEMBER   , 1999


                                                                CODE -19075-1199


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           PART C.  OTHER INFORMATION



ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.



  (1) Financial Statements


    Report of Independent Auditors
    Statement of Assets, Liabilities and Capital as of           , 1999

     Notes to Statement of Assets, Liabilities and Capital as of           ,
1999

EXHIBITS:


EXHIBIT
NUMBER                                DESCRIPTION
-------                               -----------
(a)      --   Articles of Incorporation of the Fund(a)
(b)      --   By-Laws of the Fund(a)
(c)      --   Not applicable
(d)(1)   --   Portions of the Articles of Incorporation and By-Laws of the
              Fund defining the rights of holders of shares of common
              stock of the Fund(b)
(d)(2)   --   Form of specimen certificate for shares of common stock of the Fund*
(e)      --   Form of Dividend Reinvestment Plan
(f)      --   Not applicable
(g)      --   Form of Investment Advisory Agreement between the Fund and
              Fund Asset Management, L.P. (the "Investment Adviser")
(h)(1)   --   Form of Purchase Agreement between the Fund and Merrill
              Lynch, Pierce, Fenner & Smith Incorporated
(h)(2)   --   Merrill Lynch Standard Dealer Agreement
(i)      --   Not applicable
(j)      --   Form of Custodian Contract between the Fund and The Bank of
              New York
(k)      --   Form of Registrar, Transfer Agency and Service Agreement
              between the Fund and The Bank of New York
(1)      --   Opinion and Consent of Brown & Wood LLP*
(m)      --   Not applicable
(n)      --   Consent of , independent auditors for the Fund*
(o)      --   Not applicable
(p)      --   Certificate of Fund Asset Management, L.P.*
(q)      --   Not applicable
(r)      --   Not applicable


------------

(a) Filed on October 12, 1999 as an Exhibit to the Registrant's Registration Statement on Form N-2 (File No. 333-88821).



(b) Reference is made to Article V, Article VI (sections 2, 3, 4, 5 and 6),
    Article VII, Article VIII, Article X, Article XI, Article XII and Article XIII of the Registrant's Articles of Incorporation, filed as Exhibit (a) to this Registration Statement; and to Article II, Article III (sections 1, 2, 3, 5 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant's By-Laws, filed as Exhibit (b) to this Registration Statement.


 *  To be provided by amendment.


ITEM 25.  MARKETING ARRANGEMENTS.


     See Exhibits (h)(1) and (2).

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.


     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement

Registration fees...........................................  $       *
New York Stock Exchange listing fee.........................          *
Printing (other than stock certificates)....................          *
Engraving and printing stock certificates...................          *
Legal fees and expenses.....................................          *
NASD fees...................................................          *
Miscellaneous...............................................          *
                                                              --------
          Total.............................................  $       *
                                                              ========

------------
* To be provided by amendment.


ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


     The information in the prospectus under the captions "Investment Advisory and Management Arrangements" and "Description of Capital Stock" and in Note I to the Statement of Assets, Liabilities and Capital is incorporated herein by reference.


ITEM 28.  NUMBER OF HOLDERS OF SECURITIES.


     There will be one record holder of the Common Stock, par value $0.10 per share, as of the effective date of this Registration Statement.


ITEM 29.  INDEMNIFICATION.


     Section 2-418 of the General Corporation Law of the State of Maryland,
Article VI of the Registrant's Articles of Incorporation, filed as Exhibit
(a)(1) to this Registration Statement, Article VI of the Registrant's By-Laws, filed as Exhibit (b) to this Registration Statement, and the Investment Advisory Agreement, a form of which is filed as Exhibit (g)(1) to this Registration Statement, provide for indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be provided to directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Reference also is made to Section Six of the Purchase Agreement, a form of which is filed as Exhibit (h)(1) hereto, for provisions relating to the indemnification of the underwriter.


ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.


     Fund Asset Management, L.P. (the "Investment Adviser"), an affiliate of MLAM, acts as investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust,

CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc., and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings California Insured Fund IV, Inc., MuniHoldings California Insured Fund V, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III, MuniHoldings Florida Insured Fund IV, MuniHoldings Florida Insured Fund V, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Insured Fund III, Inc., MuniHoldings Insured Fund IV, Inc., MuniHoldings Michigan Insured Fund, Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund III, Inc., MuniHoldings New Jersey Insured Fund IV, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniHoldings New York Insured Fund III, Inc., MuniHoldings New York Insured Fund IV, Inc., MuniHoldings Pennsylvania Insured Fund, MuniInsured Fund, Inc., MuniVest Florida Fund, MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., and Worldwide DollarVest Fund, Inc.


     Merrill Lynch Asset Management, L.P. ("MLAM"), an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc., Merrill Lynch Senior Floating Rate Fund II, Inc. and The S&P 500(R) Protected Equity Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Equity Portfolio, two investment portfolios of EQ Advisors Trust.


     The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Investment Adviser, MLAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Princeton Funds Distributor, Inc. ("PFD") and of Merrill Lynch Funds Distributor ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201.

     Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for the past two years for his or her or its own account or in the capacity of director, officer, employee, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 30 and also hold the same positions with all or substantially all of the investment companies advised by MLAM as they do with those advised by the Investment Adviser. Messrs. Giordano, Kirstein and Monagle are officers of one or more of such companies.

                                         POSITIONS WITH       OTHER SUBSTANTIAL BUSINESS, PROFESSION,
               NAME                    INVESTMENT ADVISER              VOCATION OR EMPLOYMENT
               ----                    ------------------     ---------------------------------------
ML & Co. .........................  Limited Partner           Financial Services Holding Company;
                                                              Limited Partner of FAM
Princeton Services................  General Partner           General Partner of MLAM
Jeffrey M. Peek...................  President                 President of MLAM; President and
                                                              Director of Princeton Services;
                                                              Executive Vice President of ML & Co.;
                                                              Managing Director and Co-Head of the
                                                              Investment Banking Division of Merrill
                                                              Lynch in 1997; Senior Vice President and
                                                              Director of the Global Securities and
                                                              Economics Division of Merrill Lynch from
                                                              1995 to 1997.
Terry K. Glenn....................  Executive Vice President  Executive Vice President of MLAM;
                                                              Executive Vice President and Director of
                                                              Princeton Services; President and
                                                              Director of PFD; Director of Financial
                                                              Data Services, Inc.; President of
                                                              Princeton Administrators, L.P.
Gregory A. Bundy..................  Chief Operating Officer   Chief Operating Officer Managing
                                    and Managing Director     Director of MLAM; Chief Operating
                                                              Officer and Managing Director of
                                                              Princeton Services; G-CEO of Merrill
                                                              Lynch Australia from 1997 to 1999

                                         POSITIONS WITH       OTHER SUBSTANTIAL BUSINESS, PROFESSION,
               NAME                    INVESTMENT ADVISER              VOCATION OR EMPLOYMENT
               ----                    ------------------     ---------------------------------------
Donald C. Burke...................  Senior Vice President,    Senior Vice President, Treasurer and
                                    Treasurer and Director    Director of Taxation of MLAM; Senior
                                    of Taxation               Vice President and Treasurer of
                                                              Princeton Services; Vice President of
                                                              PFD; First Vice President of MLAM from
                                                              1997 to 1999; Vice President of MLAM
                                                              from 1990 to 1997
Michael G. Clark..................  Senior Vice President     Senior Vice President of MLAM; Senior
                                                              Vice President of Princeton Services;
                                                              Director and Treasurer of PFD; First
                                                              Vice President of MLAM from 1997 to
                                                              1999; Vice President of MLAM from
                                                              1996-1997
Robert C. Doll....................  Senior Vice President     Senior Vice President of MLAM; Senior
                                                              Vice President of Princeton Services;
                                                              Chief Investment Officer of Oppenheimer
                                                              Funds, Inc. in 1999 and Executive Vice
                                                              President thereof from 1991 to 1999
Linda L. Federici.................  Senior Vice President     Senior Vice President of MLAM; Senior
                                                              Vice President of Princeton Services
Vincent R. Giordano...............  Senior Vice President     Senior Vice President of MLAM; Senior
                                                              Vice President of Princeton Services
Michael J. Hennewinkel............  Senior Vice President,    Senior Vice President, General Counsel
                                    General Counsel and       and Secretary of MLAM; Senior Vice
                                    Secretary                 President of Princeton Services
Philip L. Kirstein................  Senior Vice President     Senior Vice President of MLAM; Senior
                                                              Vice President, General Counsel,
                                                              Director and Secretary of Princeton
                                                              Services
Debra W. Landsman-Yaros...........  Senior Vice President     Senior Vice President of MLAM; Senior
                                                              Vice President of Princeton Services;
                                                              Vice President of PFD
Stephen M. M. Miller..............  Senior Vice President     Executive Vice President of Princeton
                                                              Administrators, L.P., Senior Vice
                                                              President of Princeton Services
Joseph T. Monagle, Jr. ...........  Senior Vice President     Senior Vice President of MLAM; Senior
                                                              Vice President of Princeton Services
Brian A. Murdock..................  Senior Vice President     Senior Vice President of MLAM; Senior
                                                              Vice President of Princeton Services
Gregory D. Upah...................  Senior Vice President     Senior Vice President of MLAM; Senior
                                                              Vice President of Princeton Services


ITEM 31.  LOCATION OF ACCOUNT AND RECORDS.


     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of the registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), its investment adviser (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its custodian and transfer agent.


ITEM 32.  MANAGEMENT SERVICES.


     Not applicable.

ITEM 33.  UNDERTAKINGS.


     1. Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (2) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

     2. Registrant undertakes that

          a) For purposes of determining any liability under the 1933 Act the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 17th day of November, 1999.



                                  INCOME OPPORTUNITIES FUND 2006, INC.


                                    (REGISTRANT)



                                  By:      /s/ TERRY K. GLENN

                                    -----------------------------------
                                        (Terry K. Glenn, President)



     Each person whose signature appears below hereby authorizes Terry K. Glenn, Donald C. Burke and Joseph T. Monagle, Jr., or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendment to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.



                   SIGNATURES                                  TITLE                        DATE
                   ----------                                  -----                        ----

               /s/ TERRY K. GLENN                 President (Principal Executive      November 17, 1999
------------------------------------------------  Officer) and Director
                (Terry K. Glenn)

              /s/ DONALD C. BURKE                 Treasurer (Principal Financial      November 17, 1999
------------------------------------------------  and Accounting Officer)
               (Donald C. Burke)

                 /s/ JOE GRILLS                   Director                            November 17, 1999
------------------------------------------------
                  (Joe Grills)

                /s/ WALTER MINTZ                  Director                            November 17, 1999
------------------------------------------------
                 (Walter Mintz)

           /s/ ROBERT S. SALOMON, JR.             Director                            November 17, 1999
------------------------------------------------
            (Robert S. Salomon, Jr.)

              /s/ MELVIN R. SEIDEN                Director                            November 17, 1999
------------------------------------------------
               (Melvin R. Seiden)

            /s/ STEPHEN B. SWENSRUD               Director                            November 17, 1999
------------------------------------------------
             (Stephen B. Swensrud)

               /s/ ARTHUR ZEIKEL                  Director                            November 17, 1999
------------------------------------------------
                (Arthur Zeikel)

                                 EXHIBIT INDEX



EXHIBIT
NUMBER                              DESCRIPTION
-------                             -----------
(e)       --   Form of Dividend Reinvestment Plan
(g)       --   Form of Investment Advisory Agreement between the Fund and
               Fund Asset Management, L.P. (the "Investment Adviser")
(h)(1)    --   Form of Purchase Agreement between the Fund and Merrill
               Lynch, Pierce, Fenner & Smith Incorporated
(h)(2)    --   Merrill Lynch Standard Dealer Agreement
(j)       --   Form of Custodian Contract between the Fund and The Bank of
               New York
(k)       --   Form of Registrar, Transfer Agency and Service Agreement
               between the Fund and The Bank of New York